Regal Beloit Corporation First Quarter 2013 Earnings Conference Call May 1, 2013 Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer John Perino Vice President Investor Relations

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; unanticipated costs or expenses we may incur related to product warranty issues; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K(A) filed on March 26, 2013 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. p 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also disclose adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, adjusted income from operations, free cash flow and free cash flow as a percentage of net income attributable to Regal Beloit Corporation (collectively, “non-GAAP financial measures”). We use these measures in our internal performance reporting and for reports to the Board of Directors. We also periodically disclose certain of these measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that these non-GAAP financial measures are useful measures for providing investors with additional insight into our operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. These non-GAAP financial measures exclude the effects of certain items that are not comparable from one period to the next. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment. p 3

Agenda p 4 Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Operations Update Jon Schlemmer Summary Mark Gliebe Q&A All

Opening Comments – 1st Quarter  Results In Line with Guidance – C&I Slowed During the Quarter – North American Residential HVAC Sales Up – Unico Strong Growth Highlights – Free Cash Flow* in Line with Normal Seasonal Build –Continued Progress on Delivering Synergies –Launched 20 New Products –Completed RAM Motor Acquisition Continue Acquisition Strategy p 5 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

2nd Quarter Outlook North American C&I Markets Sluggish – Primary Challenge Housing Supporting Overall HVAC Demand HVAC Headwinds –Cool Spring Weather –Value Oriented Products –Market Dynamics p 6

1st Quarter 2013 Financial Highlights  Results In Line with Guidance  Sales Declined 3.7% from Prior Year – Mixed Sales Results –Currency Exchange Rates Reduced Sales  Stable Operating Profit Margins  Free Cash Flow* 91.7% of Net Income p 7 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

1st Quarter 2013 Financial Highlights p 8  Restructuring Charges of $0.9 Million or $0.01 EPS – $0.5 million COGS, $0.4 million Operating Expenses ADJUSTED DILUTED EARNINGS PER SHARE* Mar 30, 2013 Mar 31, 2012 GAAP Diluted Earnings Per Share 1.09$ 1.16$ Purchase Accounting Costs - 0.01 Restructuring Costs 0.01 - Gain on Disposal of Real Estate - (0.02) Retroactive Tax Credit (0.02) - Adjusted Diluted Earnings Per Share 1.08$ 1.15$ Three Months Ended * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Capital Expenditures  $20.6 Million  $100 Million for FY 2013 Effective Tax Rate (ETR)  $1 Million Retroactive R&D Tax Credit  Completed EPC Tax Integration  Provides Sustainable Benefits  2Q 2013 ETR 27% Free Cash Flow  $45 Million FCF*  92% of Net Income Balance Sheet at 03/30/2013  Total Debt of $822 Million  Debt to LTM EBITDA* 1.9x  Net Debt to LTM EBITDA* 0.9x  Debt to Cap 29% 1st Quarter 2013 Financial Highlights p 9 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

2nd Quarter 2013 Guidance  GAAP EPS Guidance of $1.17 to $1.25  Adjusted EPS Guidance of $1.19 to $1.27, After Adding Back $0.02 of Restructuring Costs – Difficult North American C&I Markets – HVAC Market Dynamics p 10

1st Quarter 2013 Operations Update  Softer C&I Market Conditions down 6.7% – Declining Exports – Delayed Capital Investment Decisions  N.A. Residential HVAC Up 3.5%  Sales Outside U.S. Down 6.8%, – 35% of Decrease Related to Currency – Represents 34% of Total Sales  Unico Sales Remain Strong – Landed Multi Year Commercial HVAC Drive Contract – Expansion on Schedule p 11

Synergies and Simplification  Juarez Restructuring Synergy Projects On Track  Continuing Manufacturing Simplification Plans  Five Design Simplification Programs In Process – High Efficiency Small Motor Designs Completed – Larger Motor Design Consolidation in Process – Implementing Lean Engineering Processes  Additional Warehouse Consolidation – Two Consolidation Opportunities Identified – Transitions Expected to be Implemented in 3rd Quarter p 12

50 60 20 2011 2012 YTD 2013 Accelerating New Products p 13 21% New Product Launches Products Used in Broad Applications  HVAC  Swimming Pools Oil and Gas Pumping  Industrial Motors

High Efficiency Blower Systems ECM Motor ECM Blower System HALO Electronic Control Axial Motor  Integrated Blower, Motor and Electronic Controls  High Efficiency and Compact  Quieter Operation

 System Designed for Remote Wells  Innovative PCP Progressing Cavity Pump Design  Utilizing Regal Technology  New Remote Process Control System Unico Oil & Gas Systems for Latin America Remote Process Control System SyMax PM Motor HERA Gearbox Gas Powered Lift System

 Designed for HVAC Retrofits in Hospitality Market  Up to 80% Efficiency Savings  Quieter Operation High Efficiency HVAC Retrofit Link to video at: http://youtu.be/NaKu0xr15gA

Summary p 17  1st Quarter In Line With Guidance  Synergy Programs and Simplification Initiative Remain on Track  Second Quarter Guidance – Typical Seasonal HVAC Order Improvement –Offset by HVAC Market Dynamics –Weakness in North American C&I  Continue Acquisition Strategy

Questions and Answers p 18

p 19 Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Mar 30, 2013 Mar 31, 2012 GAAP Diluted Earnings Per Share 1.09$ 1.16$ Purchase Accounting Costs - 0.01 Restructuring Costs 0.01 - Gain on Disposal of Real Estate - (0.02) Retroactive Tax Credit (0.02) - Adjusted Diluted Earnings Per Share 1.08$ 1.15$ Three Months Ended

p 20 Appendix Non-GAAP Reconciliations Free Cash Flow Reconciliation Dollars in Millions Mar 30, 2013 Mar 31, 2012 GAAP Net Cash Provided by Operating Activities 66.0$ 68.5$ Additions to Property Plant and Equipment (20.6)$ (19.8)$ Free Cash Flow 45.4$ 48.7$ Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit 91.7% 100.0 % Three Months Ended

Appendix Non-GAAP Reconciliations p 21 EBITDA Reconciliation Dollars in Millions 2Q 2012 3Q 2012 4Q 2012 1Q 2013 LTM Net Income $62.7 $54.3 $29.9 $49.5 196.4 Plus: Minority Interest 1.6 0.9 1.0 1.2 4.7 Plus: Taxes 28.2 17.9 5.7 15.3 67.1 Plus: Interest Expense 11.2 10.6 10.9 10.6 43.3 Less: Interest Income (0.4) (0.4) -0.4 -0.7 (1.9) Plus: Depreciation 21.3 20.9 19.7 20.5 82.4 Plus: Amortization 10.9 11.0 11.3 11.1 44.3 EBITDA $135.5 $115.2 $78.1 $107.5 $436.3